UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 21, 2022

THE CHEESECAKE FACTORY INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	0-20574	51-0340466
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

26901 Malibu Hills Road Calabasas Hills, California	91301
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (818) 871-3000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $.01 per share	CAKE	Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

The following information under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and Item 7.01 of Form 8-K, “Regulation FD Disclosure” is intended to be furnished. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

In a press release dated April 27, 2022, a copy of which is furnished as Exhibit 99.1 to this report, The Cheesecake Factory Incorporated (the “Company”) reported financial results for the first quarter of fiscal 2022.

ITEM 7.01	REGULATION FD DISCLOSURE

On April 27, 2022, the Company posted an updated Investor Presentation on the Company’s Investor Relations website at investors.thecheesecakefactory.com. A copy of the presentation is furnished as Exhibit 99.2 hereto and is incorporated by reference herein.

ITEM 8.01	OTHER EVENTS

On April 21, 2022, the Board of Directors (the “Board”) of the Company declared a quarterly cash dividend of $0.27 per share which will be paid on May 24, 2022 to the stockholders of record of each share of the Company’s common stock at the close of business on May 11, 2022. Future decisions to pay or to increase or decrease dividends are at the discretion of the Board and will depend upon operating performance and other factors.

Also on April 21, 2022, the Board reinstated the share repurchase program under the existing authorization to repurchase shares of the Company’s common stock up to 56.0 million shares, of which approximately 2.9 million shares remain available for repurchase.

The share repurchase program does not have an expiration date, does not require the Company to purchase a specific number of shares and may be modified, suspended or terminated at any time. The timing and total amount of share repurchases will depend upon market conditions and other factors and may be made from time to time in open market purchases, privately negotiated transactions, accelerated share repurchase programs, issuer self-tender offers or otherwise.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

99.1	Press release dated April 27, 2022 entitled “The Cheesecake Factory Reports Results for First Quarter of Fiscal 2022.”
99.2	The Cheesecake Factory Investor Presentation dated April 27, 2022
104.1	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2022	THE CHEESECAKE FACTORY INCORPORATED

	By:	/s/ Matthew E. Clark
Matthew E. Clark
Executive Vice President and Chief Financial Officer